Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Non-accrual loans	$10,178	$7,124	$7,798	$8,849	$9,029
Loans 90 days or more past due and still accruing interest	-	-	-	-	5
Total non-accrual loans	10,178	7,124	7,798	8,849	9,034
Less: Government guaranteed loans	646	475	436	617	460
Total non-performing loans	9,532	6,649	7,362	8,232	8,574
Other real estate and repossessed assets	1,865	1,789	1,990	1,338	1,299
Total non-performing assets	$11,397	$8,438	$9,352	$9,570	$9,873

As a percent of Portfolio Loans
Non-performing loans	0.35%	0.24%	0.27%	0.31%	0.33%
Allowance for loan losses	0.96	0.96	0.96	0.96	0.96
Non-performing assets to total assets	0.32	0.24	0.27	0.28	0.29
Allowance for loan losses as a percent of non-performing loans	274.32	393.26	351.85	306.78	290.27

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	December 31, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$7,974	$39,601		$47,575
Non-performing TDR’s (2)	540	2,607	(3)	3,147
Total	$8,514	$42,208		$50,722

	December 31, 2018
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$6,460	$46,627		$53,087
Non-performing TDR’s (2)	74	2,884	(3)	2,958
Total	$6,534	$49,511		$56,045

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses
	Twelve months ended December 31,
	2019		2018
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$24,888	$1,296	$22,587	$1,125
Additions (deductions)
Provision for loan losses	824	-	1,503	-
Recoveries credited to allowance	3,961	-	4,622	-
Loans charged against the allowance	(3,525)	-	(3,824)	-
Additions included in non-interest expense	-	246	-	171
Balance at end of period	$26,148	$1,542	$24,888	$1,296

Net loans charged against the allowance to average Portfolio Loans	(0.02)%		(0.03)%

Capitalization
	December 31,
	2019	2018
	(In thousands)
Subordinated debentures	$39,456	$39,388
Amount not qualifying as regulatory capital	(1,224)	(1,224)
Amount qualifying as regulatory capital	38,232	38,164
Shareholders’ equity
Common stock	352,344	377,372
Accumulated deficit	1,611	(28,270)
Accumulated other comprehensive loss	(3,786)	(10,108)
Total shareholders’ equity	350,169	338,994
Total capitalization	$388,401	$377,158

Non-Interest Income
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2019	2019	2018	2019	2018
	(In thousands)
Service charges on deposit accounts	$2,885	$2,883	$3,092	$11,208	$12,258
Interchange income	2,553	2,785	2,669	10,297	9,905
Net gains on assets
Mortgage loans	6,388	5,677	2,026	19,978	10,597
Securities	3	-	209	307	138
Mortgage loan servicing, net	1,348	(1,562)	(1,511)	(3,336)	3,157
Investment and insurance commissions	461	450	537	1,658	1,971
Bank owned life insurance	298	301	257	1,111	970
Other	1,661	1,741	1,672	6,513	5,819
Total non-interest income	$15,597	$12,275	$8,951	$47,736	$44,815

Capitalized Mortgage Loan Servicing Rights
	Three months ended December 31,		Twelve months ended December 31,
	2019	2018	2019	2018
	(In thousands)
Balance at beginning of period	$16,906	$23,151	$21,400	$15,699
Servicing rights acquired	-	-	-	3,047
Originated servicing rights capitalized	2,539	1,266	7,303	4,977
Change in fair value	(274)	(3,017)	(9,532)	(2,323)
Balance at end of period	$19,171	$21,400	$19,171	$21,400

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2019	2019	2018	2019	2018
	(Dollars in thousands)
Mortgage loans originated	$302,520	$329,461	$190,328	$1,011,141	$807,408
Mortgage loans sold	248,691	204,058	121,426	738,910	491,798
Net gains on mortgage loans	6,388	5,677	2,026	19,978	10,597
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.57%	2.78%	1.67%	2.70%	2.15%
Fair value adjustments included in the Loan Sales Margin	(0.38)	0.22	(0.39)	0.22	(0.02)

Non-Interest Expense
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2019	2019	2018	2019	2018
	(In thousands)
Compensation	$10,726	$10,327	$9,792	$41,719	$37,878
Performance-based compensation	4,336	3,214	2,704	12,066	11,942
Payroll taxes and employee benefits	3,484	3,132	3,076	13,716	12,258
Compensation and employee benefits	18,546	16,673	15,572	67,501	62,078
Occupancy, net	2,216	2,161	2,245	9,013	8,912
Data processing	2,308	2,282	2,082	8,905	8,262
Furniture, fixtures and equipment	1,055	1,023	1,051	4,113	4,080
Interchange expense	883	891	728	3,215	2,702
Communications	728	733	737	2,947	2,848
Loan and collection	709	714	782	2,685	2,682
Advertising	515	636	577	2,450	2,155
Legal and professional fees	533	541	528	1,814	1,839
Amortization of intangible assets	272	272	293	1,089	969
FDIC deposit insurance	(38)	13	331	685	1,081
Supplies	164	163	173	638	689
Credit card and bank service fees	111	100	104	411	414
Costs (recoveries) related to unfunded lending commitments	(95)	154	177	246	171
Provision for loss reimbursement on sold loans	50	33	(68)	229	10
Net (gains) losses on other real estate and repossessed assets	(63)	52	(53)	(90)	(672)
Merger related expenses	-	-	111	-	3,465
Other	1,409	1,407	1,455	5,882	5,776
Total non-interest expense	$29,303	$27,848	$26,825	$111,733	$107,461

Average Balances and Tax Equivalent Rates
	Three Months Ended December 31,
	2019			2018
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,767,857	$33,061	4.75%	$2,618,834	$32,753	4.98%
Tax-exempt loans (1)	8,180	100	4.85	8,780	107	4.83
Taxable securities	437,087	3,031	2.77	373,988	2,782	2.98
Tax-exempt securities (1)	50,929	408	3.20	59,915	512	3.42
Interest bearing cash	38,416	163	1.68	41,766	157	1.49
Other investments	18,359	249	5.38	18,357	236	5.10
Interest Earning Assets	3,320,828	37,012	4.44	3,121,640	36,547	4.66
Cash and due from banks	48,095			33,915
Other assets, net	160,821			171,447
Total Assets	$3,529,744			$3,327,002

Liabilities
Savings and interest- bearing checking	$1,547,860	2,441	0.63	$1,291,994	1,812	0.56
Time deposits	611,914	3,046	1.97	695,316	3,194	1.82
Other borrowings	92,154	711	3.06	71,410	746	4.14
Interest Bearing Liabilities	2,251,928	6,198	1.09	2,058,720	5,752	1.11
Non-interest bearing deposits	880,325			886,579
Other liabilities	51,581			36,924
Shareholders’ equity	345,910			344,779
Total liabilities and shareholders’ equity	$3,529,744			$3,327,002

Net Interest Income		$30,814			$30,795

Net Interest Income as a Percent of Average Interest Earning Assets			3.70%			3.93%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2019			2018
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$2,713,690	$133,574	4.92%	$2,418,421	$116,634	4.82%
Tax-exempt loans (1)	7,937	391	4.93	6,118	292	4.77
Taxable securities	397,598	11,842	2.98	394,160	10,874	2.76
Tax-exempt securities (1)	52,324	1,683	3.22	67,574	2,192	3.24
Interest bearing cash	48,023	818	1.70	32,593	371	1.14
Other investments	18,359	1,043	5.68	16,936	920	5.43
Interest Earning Assets	3,237,931	149,351	4.61	2,935,802	131,283	4.48
Cash and due from banks	37,575			33,384
Other assets, net	164,726			162,750
Total Assets	$3,440,232			$3,131,936

Liabilities
Savings and interest- bearing checking	$1,453,061	10,228	0.70	$1,218,243	4,696	0.39
Time deposits	655,718	13,197	2.01	632,330	9,782	1.55
Other borrowings	77,254	2,922	3.78	79,519	3,013	3.79
Interest Bearing Liabilities	2,186,033	26,347	1.21	1,930,092	17,491	0.91
Non-interest bearing deposits	867,314			846,718
Other liabilities	46,153			33,354
Shareholders’ equity	340,732			321,772
Total liabilities and shareholders’ equity	$3,440,232			$3,131,936

Net Interest Income		$123,004			$113,792

Net Interest Income as a Percent of Average Interest Earning Assets			3.80%			3.88%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

Commercial Loan Portfolio Analysis as of December 31, 2019

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,235	$275	$735	$1,010	9.0%
Land Development	12,899	-	-	-	0.0
Construction	97,463	-	-	-	0.0
Income Producing	409,897	15,347	-	15,347	3.7
Owner Occupied	323,694	35,485	295	35,780	11.1
Total Commercial Real Estate Loans	$855,188	$51,107	1,030	$52,137	6.1

Other Commercial Loans	$311,507	$20,580	347	$20,927	6.7
Total non-performing commercial loans			$1,377

Commercial Loan Portfolio Analysis as of December 31, 2018

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$12,308	$63	$-	$63	0.5%
Land Development	12,155	338	-	338	2.8
Construction	59,856	7,901	-	7,901	13.2
Income Producing	388,311	12,430	-	12,430	3.2
Owner Occupied	353,572	23,041	846	23,887	6.8
Total Commercial Real Estate Loans	$826,202	$43,773	846	$44,619	5.4

Other Commercial Loans	$318,279	$16,695	1,374	$18,069	5.7
Total non-performing commercial loans			$2,220